Exhibit (l)(3)

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Life & Annuity Insurance Company of New York, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL II	333-144503	COLI VUL-2 Series Account	811-22091
Schwab OneSource Choice Variable Annuity	333-194044	Variable Annuity-1 Series Account	811-8183
Schwab Advisor Choice Variable Annuity	333-194100	Variable Annuity-1 Series Account	811-8183
Great-West Smart Track Advisor Variable Annuity	333-212091	Variable Annuity-2 Series Account	811-5961

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Marcia Alazraki
Marcia Alazraki

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for

Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Life & Annuity Insurance Company of New York, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL II	333-144503	COLI VUL-2 Series Account	811-22091
Schwab OneSource Choice Variable Annuity	333-194044	Variable Annuity-1 Series Account	811-8183
Schwab Advisor Choice Variable Annuity	333-194100	Variable Annuity-1 Series Account	811-8183
Great-West Smart Track Advisor Variable Annuity	333-212091	Variable Annuity-2 Series Account	811-5961

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ André R. Desmarais
André R. Desmarais

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for

Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Life & Annuity Insurance Company of New York, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL II	333-144503	COLI VUL-2 Series Account	811-22091
Schwab OneSource Choice Variable Annuity	333-194044	Variable Annuity-1 Series Account	811-8183
Schwab Advisor Choice Variable Annuity	333-194100	Variable Annuity-1 Series Account	811-8183
Great-West Smart Track Advisor Variable Annuity	333-212091	Variable Annuity-2 Series Account	811-5961

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Stuart Katz
Stuart Katz

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for

Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Life & Annuity Insurance Company of New York, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL II	333-144503	COLI VUL-2 Series Account	811-22091
Schwab OneSource Choice Variable Annuity	333-194044	Variable Annuity-1 Series Account	811-8183
Schwab Advisor Choice Variable Annuity	333-194100	Variable Annuity-1 Series Account	811-8183
Great-West Smart Track Advisor Variable Annuity	333-212091	Variable Annuity-2 Series Account	811-5961

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Robert J. Orr
Robert J. Orr

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for

Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Life & Annuity Insurance Company of New York, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL II	333-144503	COLI VUL-2 Series Account	811-22091
Schwab OneSource Choice Variable Annuity	333-194044	Variable Annuity-1 Series Account	811-8183
Schwab Advisor Choice Variable Annuity	333-194100	Variable Annuity-1 Series Account	811-8183
Great-West Smart Track Advisor Variable Annuity	333-212091	Variable Annuity-2 Series Account	811-5961

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ T. Timothy Ryan
T. Timothy Ryan

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for

Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Life & Annuity Insurance Company of New York, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL II	333-144503	COLI VUL-2 Series Account	811-22091
Schwab OneSource Choice Variable Annuity	333-194044	Variable Annuity-1 Series Account	811-8183
Schwab Advisor Choice Variable Annuity	333-194100	Variable Annuity-1 Series Account	811-8183
Great-West Smart Track Advisor Variable Annuity	333-212091	Variable Annuity-2 Series Account	811-5961

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Jerome J. Selitto
Jerome J. Selitto

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for

Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Life & Annuity Insurance Company of New York, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL II	333-144503	COLI VUL-2 Series Account	811-22091
Schwab OneSource Choice Variable Annuity	333-194044	Variable Annuity-1 Series Account	811-8183
Schwab Advisor Choice Variable Annuity	333-194100	Variable Annuity-1 Series Account	811-8183
Great-West Smart Track Advisor Variable Annuity	333-212091	Variable Annuity-2 Series Account	811-5961

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Brian Walsh
Brian Walsh

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for

Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Life & Annuity Insurance Company of New York, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL II	333-144503	COLI VUL-2 Series Account	811-22091
Schwab OneSource Choice Variable Annuity	333-194044	Variable Annuity-1 Series Account	811-8183
Schwab Advisor Choice Variable Annuity	333-194100	Variable Annuity-1 Series Account	811-8183
Great-West Smart Track Advisor Variable Annuity	333-212091	Variable Annuity-2 Series Account	811-5961

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 2024.

/s/ Christine Moritz
Christine Moritz

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for

Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Life & Annuity Insurance Company of New York, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL II	333-144503	COLI VUL-2 Series Account	811-22091
Schwab OneSource Choice Variable Annuity	333-194044	Variable Annuity-1 Series Account	811-8183
Schwab Advisor Choice Variable Annuity	333-194100	Variable Annuity-1 Series Account	811-8183
Great-West Smart Track Advisor Variable Annuity	333-212091	Variable Annuity-2 Series Account	811-5961

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 2024.

/s/ Kara Roe
Kara Roe

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for

Empower Life & Annuity Insurance Company of New York

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Empower Life & Annuity Insurance Company of New York, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
Executive Benefit VUL II	333-144503	COLI VUL-2 Series Account	811-22091
Schwab OneSource Choice Variable Annuity	333-194044	Variable Annuity-1 Series Account	811-8183
Schwab Advisor Choice Variable Annuity	333-194100	Variable Annuity-1 Series Account	811-8183
Great-West Smart Track Advisor Variable Annuity	333-212091	Variable Annuity-2 Series Account	811-5961

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2025.

/s/ Robin A. Bienfait
Robin A. Bienfait

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage

Vice President and Managing Counsel

Attorney-in-Fact

Protective Life Insurance Company as Administrator for

Empower Life & Annuity Insurance Company of New York